Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.
INTERFACE SECURITY SYSTEMS, L.L.C.

OFFER TO EXCHANGE UP TO $230,000,000 OF ITS

9¼ % SENIOR SECURED NOTES DUE 2018,

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,

AS AMENDED, FOR ANY AND ALL OUTSTANDING

9¼ % SENIOR SECURED NOTES DUE 2018,

WHICH WERE ISSUED ON JANUARY 18, 2013 IN A TRANSACTION EXEMPT

FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Pursuant to the Prospectus dated                , 2014

THE EXCHANGE OFFER (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                    , 2014 (THE “EXPIRATION DATE”), UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, N.A.

By Registered or Certified Mail	By Overnight Delivery	By Hand Delivery	Facsimile Transmission
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	(612) 667-6282
MAC N9303-121	MAC N9303-121	608 2nd Avenue South	Attn: Corporate Trust
P.O. Box 1517	6th & Marquette Avenue	Northstar East	Operations
Minneapolis, Minnesota 55480	Minneapolis, Minnesota 55479	Building — 12th Floor	Confirm by Telephone:
Attn: Corporate Trust Operations	Attn: Corporate Trust Operations	Minneapolis, Minnesota 55402	(800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus, dated                     , 2014 (as the same may be amended from time to time, the “Prospectus”).

This Letter of Transmittal (this “Letter of Transmittal”) is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer —Procedures for Tendering Initial Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Initial Notes into account of Wells Fargo Bank, N.A. (the “Exchange Agent”) at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Initial Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message transmitted by DTC to and received by the Exchange Agent that forms part of a book-entry confirmation. The Agent’s Message states that DTC has received an express acknowledgment from the participant in DTC tendering Initial Notes that are the subject of that book-entry confirmation, that the participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that this Letter of Transmittal may be enforced against such participant.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF INITIAL NOTES

Initial Notes (Attach Additional List If Necessary)
If Blank, Please Print name and Address of Registered Holder(s)	Certificate Number(s)*	Aggregate Principal Amount of Initial Notes	Principal Amount of Initial Notes Tendered (If Less Than All)**

Total:

*                          Need not be completed by book-entry Holders.

**                   Initial Notes may be tendered in initial minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. All Initial Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐                     CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐                     CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐                    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

Subject to and effective upon the acceptance for exchange of all or any portion of the Initial Notes tendered herewith, in accordance with the terms and conditions of the offer by Interface Security Systems Holdings, Inc., a Delaware corporation (“Holdings”), and Interface Security Systems, L.L.C., a Louisiana limited liability company (together with Holdings, the “Company”), to exchange (the “Exchange Offer”) up to $230,000,000 of its 9¼% Senior Secured Notes due 2018, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of the Company’s 9¼% Senior Secured Notes due 2018 (the “Initial Notes”), which were issued in a private offering on January 18, 2013, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Initial Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Initial Notes (“Certificates”) to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Initial Notes, (ii) present Certificates for such Initial Notes for transfer, and to transfer the Initial Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Initial Notes tendered hereby and that, when the same is accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Initial Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement relating to the Initial Notes (the “Registration Rights Agreement”). The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered Holder(s) of the Initial Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Initial Notes. The Certificate number(s) and the Initial Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Initial Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Initial Notes will be returned (or, in the case of Initial Notes tendered by book-entry transfer, such Initial Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Initial Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Initial Notes” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Initial Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Initial Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Initial Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Initial Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Initial Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering Initial Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” of the Company, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes.

The Company may require the undersigned, as a condition to the undersigned’s eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of “beneficial owners” within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on behalf of whom the undersigned holds the Initial Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, it will make the Prospectus, as it may be amended or supplemented from time to time, available to any Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Initial Notes, where such Initial Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Notes (the “Effective Date”) (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, the date on which a Participating Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired Initial Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Initial Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement relating to the Initial Notes, such Participating Broker-Dealer will suspend the use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180 day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Initial Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer — Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled “Description of Initial Notes” above and signing this Letter of Transmittal, will be deemed to have tendered the Initial Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS

(SIGNATURE GUARANTEE REQUIRED —

SEE INSTRUCTION 2)

TO BE COMPLETED ONLY if Exchange Notes or Initial Notes not tendered are to be issued in the name of someone other than the registered Holder of the Initial Notes whose name(s) appear(s) above.

☐                    Initial Notes not tendered to:

☐                    Exchange Notes to:

Name:

(Please Type or Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(SIGNATURE GUARANTEE REQUIRED —

SEE INSTRUCTION 5)

TO BE COMPLETED ONLY if Exchange Notes or Initial Notes not tendered are to be sent to someone other than the registered Holder of the Initial Notes whose name (s) appear(s) above, or such registered Holder at an address other than that shown above.

☐                    Initial Notes not tendered to:

☐                    Exchange Notes to:

Name:

(Please Type or Print)
Address:

(Include Zip Code)

IMPORTANT

HOLDERS: SIGN HERE

(PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Initial Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s):

(Please Type or Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone No:

(SEE SUBSTITUTE FORM W-9 HEREIN)

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTION 2 BELOW)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No:

Date:

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Initial Notes” in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. Initial Notes may be tendered in initial minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

i. this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Initial Notes (the “Holder”)) of Initial Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

ii. such Initial Notes are tendered for the account of a firm that is a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Initial Notes” is inadequate, the Certificate number(s) and/or the principal amount of Initial Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of Initial Notes will be accepted only in initial minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. If less than all the Initial Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Initial Notes that are to be tendered in the box entitled “Principal Amount of Initial Notes Tendered.” In such case, new Certificate(s) for the remainder of the Initial Notes that were evidenced by the old Certificate(s) will only be sent to the Holder of the Initial Notes, promptly after the Expiration Date. All Initial Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Initial Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Initial Notes to be withdrawn, the aggregate principal amount of Initial Notes to be withdrawn, and (if Certificates for Initial Notes have been tendered) the name of the registered Holder of the Initial Notes as set forth on the Certificate for the Initial Notes, if different from that of the person withdrawing such Initial Notes. If Certificates for the Initial Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Initial Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Initial Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Initial Notes tendered for the account of an Eligible Institution. If Initial Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Initial Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Initial Notes may not be rescinded. Initial Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer —Procedures for Tendering Initial Notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Initial Notes that have been tendered but that are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate (s) without alteration, enlargement or any change whatsoever.

If any Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Initial Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Initial Notes listed and transmitted hereby, no endorsement(s) of Certificate (s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Initial Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed by the registered owner(s) exactly as the name or names of such registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Initial Notes may require in accordance with the restrictions on transfer applicable to the Initial Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Initial Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Initial Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Certain Conditions to this Exchange Offer” or any conditions or irregularities in any tender of Initial Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Initial Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. A Holder may obtain additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Exchange Agent or from such Holder’s broker, dealer, commercial bank, trust company or other nominee.

9. 28% Backup Withholding; Substitute Form W-9.

IRS CIRCULAR 230 NOTICE: TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS DOCUMENT OR ANY DOCUMENT REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) SUCH DISCUSSION IS WRITTEN FOR USE IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under the U.S. federal income tax law, a Holder whose tendered Initial Notes are accepted for exchange is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”). The Holder’s TIN may be provided on an IRS Form W-9 or a Substitute Form W-9 as furnished below. If the Exchange Agent is not provided with the correct TIN, payments to such Holders or other payees with respect to Initial Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding. In addition, the Internal Revenue Service (the “IRS”) may subject the Holder or other payee to penalties for failure to provide a valid TIN or for providing false information in connection with a request for a TIN.

A Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. The Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that “Applied For” is written in the appropriate space on the attached Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided. A Holder who writes “Applied For” in the space in Part 1 in lieu of furnishing his or her TIN should furnish the Exchange Agent with such Holder’s TIN as soon as it is received.

A Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Initial Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Initial Notes. If the Initial Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain Holders and payees (including, among others, all corporations and certain foreign individuals) may not be subject to the backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption. Such Holders should furnish their TIN, write “Exempt” in Part 2 of the attached Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which Holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the interests are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Initial Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Initial Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Initial Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Security Transfer Taxes. Holders who tender their Initial Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Initial Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

PAYOR’S NAME: WELLS FARGO BANK, N.A.
Name (as shown on your income tax return):

Business name/disregarded entity name (if different from above):

Address:

Mark Appropriate Box	☐	Limited Liability Company	☐	Individual/Sole Proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Other
Enter the tax classification ____ (C=C Corporation, S=S Corporation; P=Partnership)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: _______________________ (Social Security Number or Employer Identification Number)
Part II — Certification — Under penalties of perjury, I certify that:

	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

	(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part II above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:	DATE:

NOTE:

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL REPORTABLE PAYMENTS MADE TO YOU. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN PENALTIES IMPOSED BY THE IRS PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social security numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen; i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:	Give the NAME and SOCIAL SECURITY number of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodial account of a minor (Uniform Gifts to Minors Act)	The minor (2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of:

6. Disregarded entity not owned by an individual	The owner(4)

7. A valid trust, estate, or pension trust	The legal entity(5)

8. Corporation (or LLC electing corporate status on Form 8832)	The corporation

9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)         List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)         Circle the minor’s name and furnish the minor’s social security number.

(3)         You must show your individual name, but you may also enter your business name or “doing business as” name. Use either the individual’s social security number or the business’ employer identification number (if it has one), but the IRS encourages you to use your social security number.

(4)         You must show the owner’s name on the “Name” line and use the owner’s taxpayer identification number. You must show the disregarded entity’s name on the “Business Name” line. Do not enter the disregarded entity’s taxpayer identification number.

(5)         List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the IRS and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding include the following:

•                  A corporation.

•                  A financial institution.

•                  An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403 (b)(7) if the account satisfies the requirements of section 401(f)(2).

•                  The United States or any agency or instrumentality thereof.

•                  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•                  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•                  An international organization or any agency or instrumentality thereof.

•                  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•                  A real estate investment trust.

•                  A common trust fund operated by a bank under section 584(a).

•                  An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

•                  An entity registered at all times under the Investment Company Act of 1940, as amended.

•                  A foreign central bank of issue.

•                  A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•                  Payments to nonresident aliens subject to withholding under section 1441.

•                  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•                  Payments of patronage dividends where the amount received is not paid in money.

•                  Payments made by certain foreign organizations.

•                  Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•                  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•                  Payments described in section 6049(b)(5) to nonresident aliens.

•                  Payments on tax-free covenant bonds under section 1451.

•                  Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 as follows to avoid possible erroneous backup withholding:

FILE SUBSTITUTE FORM W-9 WITH THE PAYOR BY FURNISHING YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM (IN PART II OF THE FORM), SIGN AND DATE THE FORM AND RETURN TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the regulations under such sections.

Privacy Act Notice. — Section 6109 requires you to give your correct taxpayer identification number to Payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payors must be given the numbers whether or not you are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1)                  Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)                  Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)                  Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.